Q2 2016 earnings presentation June 7, 2016 Exhibit 99.2

Safe Harbor Statement and Other Cautionary Notes Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements only speak as of the date of this presentation and Navistar International Corporation assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended October 31, 2015. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events. The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company. Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

Q2 Accomplishments – First Profitable Quarter Since Q3 2012

- On track to well exceed $200 million cost management goal
- Parts – Record profits
  - Fleetrite double digit growth
  - Distribution centers recognized by Carlisle & Co.



- Connected vehicle leadership
  - OnCommand Connection supports over 200,000 registered VINs
  - Received CIO 100 award from CIO Magazine
- Global Operations – Breakeven on 41% lower sales

NYSE: NAV

NAVISTAR®

Q2 2016 Earnings – 6/7/2016

3

HX premium vocation truck launch Received over 70% of planned 2016 orders Added Cummins ISL engine offering Renewing entire product portfolio by end of 2018 First to market with Over the Air (“OTA”) engine programming First to offer OTA with Cummins’ engines New Product Launches Every 4 to 6 Months

2016 Challenges and Action Plans Challenges Action Plans • Class 8 Heavy industry softening • Exceed cost reduction goals • Heavy market share • New product offerings • Pre-existing warranty adjustments • Proactively address legacy issues and reduce repair costs • Used truck inventory • Manage trade receipts and pursue export and domestic sales opportunities • Brazil economic condition • Complete consolidation of business operations

2016 – Higher Profitability on Lower Revenues Note:This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. (A) Includes U.S. and Canada School bus and Class 6-8 truck. (B) Amounts attributable to Navistar International Corporation. $ in millions, except per share and units Quarters Ended April 30 Six Months Ended April 30 2016 2015 2016 2015 Chargeouts(A) 15,800 18,600 26,800 32,100 Sales and Revenues $2,197 $2,693 $3,962 $5,114 Net Income (Loss)(B) $4 $-64 $-29 $-,106 Diluted Earnings (Loss) Per Share(B) $0.05 $-0.78 $-0.35 $-1.3 Adjusted EBITDA $187 $102 $264 $156

Cost Savings and Parts Segment Drive Profit Improvement Note:This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. $ in millions Net Income (Loss)(A) Adjusted EBITDA (A) Amounts attributable to Navistar International Corporation.

Q2 2016 Segment Results $ in millions Sales and Revenues Segment Profit Quarters Ended April 30 Quarters Ended April 30 2016 2015 2016 2015 Truck $1,480 $1,966 $-23 $-51 Parts $647 $613 $176 $133 Global Operations $77 $130 $-1 $1 Financial Services $58 $60 $25 $22

1st Half Segment Results $ in millions Sales and Revenues Segment Profit Six Months Ended April 30 Six Months Ended April 30 2016 2015 2016 2015 Truck $2,612 $3,636 $-74 $-69 Parts $1,217 $1,239 $326 $278 Global Operations $169 $282 $-14 $-14 Financial Services $117 $120 $51 $46

Used Truck Inventory Stabilized in Q2 2016 Ending gross inventory balance: $448 million Inventory reserve adjustment: $23 million Ending net inventory balance: $280 million Manage trade receipts Export and domestic sales opportunities Gross and Net Used Truck Inventory $ in millions

Cash balance includes marketable securities. Excluding one-time items and pre-existing warranty. Manufacturing includes intercompany activities, please see slide #21 in appendix for additional information. Q2 2016 Cash Update $ in millions Note:This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Historical Q2 Cash Balances(A) $1,060 $718 $1,128 $737 $1,238 $1,128 $856 $683 Consolidated Manufacturing Q1 2016 Cash Balance(A) $731 $673 Consolidated Adjusted EBITDA(B) $187 $187 Capex/Cash Interest/Pension & OPEB Funding $-,124 $-,108 Change in Net Working Capital/Debt and Warranty/Other(C) $23 $-20 Q2 2016 Cash Balance(A) $817 $732

2016 Guidance Summary Class 8 Industry Core Markets Industry Revenue Cost Reductions Adjusted EBITDA Manufacturing Cash Current 220-250K 330-360K $8.2-$8.6B > $200M $550-$600M ~$800M Prior 240-270K 350-380K $9.0-$9.25B > $200M $600-$650M $900M-$1.0B

Navistar – Well Positioned with Future Opportunities Grow Parts business New product offerings Reduce warranty spend Grow OnCommand Connection Gain market share Engaged dealer network Expand Partnerships

Appendix

U.S. and Canada Dealer Stock Inventory* *Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.

Retail Market Share in Commercial Vehicle Segments Class 6/7 Medium-Duty Class 8 Severe Service Class 8 Heavy Three Months Ended April 30, January 31, October 31, July 31, April 30, 2016 2016 2015 2015 2015 Core Markets (U.S. and Canada) Class 6 and 7 medium trucks ................................................. 27% 20% 19% 24% 27% Class 8 heavy trucks ............................................................. 11% 10% 11% 12% 12% Class 8 severe service trucks ................................................. 11% 16% 15% 15% 15% Combined class 8 trucks ....................................................... 11% 11% 12% 13% 13%

Worldwide Truck Chargeouts

(in units)	Three Months Ended April 30, 2016	Three Months Ended April 30, 2015	Change	% Change	Six Months Ended April 30, 2016	Six Months Ended April 30, 2015	Change	% Change
Core Markets (U.S. and Canada)								
School buses	**2,800**	2,300	500	22 %	**4,600**	5,000	(400)	(8)%
Class 6 and 7 medium trucks	**6,200**	6,700	(500)	(7)%	**10,100**	10,700	(600)	(6)%
Class 8 heavy trucks	**4,900**	7,300	(2,400)	(33)%	**8,500**	12,100	(3,600)	(30)%
Class 8 severe service trucks	**1,900**	2,300	(400)	(17)%	**3,600**	4,300	(700)	(16)%
Total Core Markets	**15,800**	18,600	(2,800)	(15)%	**26,800**	32,100	(5,300)	(17)%
Non "core" military	**200**	—	200	— %	**200**	—	200	— %
Other markets(A)	**1,400**	5,400	(4,000)	(74)%	**3,100**	12,400	(9,300)	(75)%
Total worldwide units	**17,400**	24,000	(6,600)	(28)%	**30,100**	44,500	(14,400)	(32)%
Combined class 8 trucks	**6,800**	9,600	(2,800)	(29)%	**12,100**	16,400	(4,300)	(26)%

We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.

We define our Core markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our Core markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

(A) Other markets primarily consist of Export Truck and Mexico and also include chargeouts related to BDT of 2,600 and 6,000 units during the three and six months ended April 30, 2015, respectively. There were no third party chargeouts related to BDT during the three and six months ended April 30, 2016 as Ford no longer purchases from BDT.

NYSE: NAV

NAVISTAR®

Q2 2016 Earnings – 6/7/2016

17

Navistar Financial Corporation Highlights Financial Services segment profit of $25 million for Q2 2016, $51 million YTD U.S. financing availability of $463 million as of April 30, 2016 Financial Services debt/equity leverage of 3.3:1 In May, the NFC bank credit facility was amended and extended to June 2018 In May, the dealer note variable funding facility was extended to May 2017 Retail Notes Bank Facility Dealer Floor Plan $630 million facility reduces to $357 million by December 2016 Option to increase up to $700 million based on commitments Funding for retail notes, wholesale notes, retail accounts, and dealer open accounts On balance sheet NFSC wholesale trust as of April 2016 $1 billion funding facility Variable portion matures May 2017 Term portions mature Oct. 2016 and Jun. 2017 On balance sheet Program management continuity Broad product offering Ability to support large fleets Access to less expensive capital C A P I T A L Funded by BMO Financial Group

Frequently Asked Questions Q1: What is included in Corporate and Eliminations? A:The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments. Q2: What is included in your equity in loss of non-consolidated affiliates? A:Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated. Q3: What is your net income attributable to non-controlling interests? A:Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture. Q4:What are your expected 2016 and beyond pension funding requirements? A:Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. For the three and six months ended April 30, 2016, we contributed $21 million and $40 million, respectively, and for the three and six months ended April 30, 2015, we contributed $32 million and $62 million, respectively, to our U.S. and Canadian pension plans (the "Plans") to meet regulatory minimum funding requirements. We currently anticipate additional contributions of approximately $57 million during the remainder of 2016. We currently expect that from 2017 through 2019, we will be required to contribute $100 million to $200 million per year to the Plans, depending on asset performance and discount rates. Q5:What is your expectation for future cash tax payments? A:Our cash tax payments are expected to remain low in 2016 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in future years.

Frequently Asked Questions Q6:What is the current balance of net operating losses as compared to other deferred tax assets? A:  As of October 31, 2015 the Company had deferred tax assets for U.S. federal NOLs valued at $840 million, state NOLs valued at $145 million, and foreign NOLs valued at $176 million, for a total undiscounted cash value of $1.2 billion. In addition to NOLs, the Company had deferred tax assets for accumulated tax credits of $266 million and other deferred tax assets of $2.0 billion resulting in net deferred tax assets before valuation allowances of approximately $3.5 billion. Of this amount, $3.3 billion was subject to a valuation allowance at the end of FY2015. Q7:How does your FY 2016 Class 8 industry outlook compare to ACT Research? A: Q8: Please discuss the process from an order to a retail delivery? A:  Orders* are customers’ written commitments to purchase vehicles. Order backlogs* are orders yet to be built as of the end of a period. Chargeouts are vehicles that have been invoiced to customers. Retail deliveries occur when customers take possession and register the vehicle. Units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. _______________________________________ * Orders and units in backlog do not represent guarantees of purchases and are subject to cancellation. U.S. and Canadian Class 8 Truck Sales Reconciliation to ACT - Retail Sales 2016 2016 2016 2016CY 2015CY 2014CY ACT* 228200 244500 244500 ,244,500 ,288,000 ,253,129 CY to FY adjustment 7111 9324 9324 Total (ACT comparable Class 8 to Navistar) 235311 253824 253824 Navistar Industry Retail Deliveries Combined Class 8 Trucks 220000 250000 240000 270000 240000 270000 Navistar difference from ACT -15311 14689 -13824 16176 -13824 16176 *Source: ACT N.A. Commercial Vehicle Outlook - February 2016 -6.5% 6.2% -5.4% 6.4% -5.4% 6.4%

Frequently Asked Questions Q9: What is your manufacturing interest expense for Fiscal Year 2016? A: For the three and six months ended April 30, 2016, manufacturing interest was $62 million and $124 million, respectively. Annual manufacturing interest for 2016 is forecasted to be ~$240 million. For reference, manufacturing interest expense was $233 million and $243 million for FY 2015 and 2014, respectively. Q10:What should we assume for capital expenditures in Fiscal Year 2016? A: For the three and six months ended April 30, 2016, capital expenditures were $24 million and $53 million, respectively. Annual capital expenditures for 2016 is forecasted to be ~$125 million. In comparison, capital expenditures were $115 million and $88 million for FY 2015 and 2014, respectively. Q11: How do you define manufacturing free cash flow? A: Q12: What were your Worldwide Engine Shipments in the period? A: Three Months Ended April 30, % Change Six Months Ended April 30, % Change (in units) 2016 2015 Change 2016 2015 Change OEM sales-South America........... 6,200 11,600 (5,400) (47)% 19,500 27,300 (7,800) (29)% Intercompany sales....................... 4,900 7,000 (2,100) (30)% 8,700 13,600 (4,900) (36)% Other OEM sales.......................... 900 2,600 (1,700) (65)% 2,200 5,500 (3,300) (60)% Total sales................................ 12,000 21,200 (9,200) (43)% 30,400 46,400 (16,000) (34)% ______________________ Amounts include intercompany activities from our Financial Services operations. During the quarter ended April 30, 2016, the Manufacturing operations received $30 million in dividends from Navistar Financial Corporation. Also, our Financial Services operations in Mexico advanced $34 million to our Mexican manufacturing operations. Additionally, our Manufacturing operations partially repaid $17 million under the Intercompany Used Truck Loan. Six Months Ended April 30, 2016 Three Months Ended Three Months Ended Manufacturing Cash Activities January 31, 2016 April 30, 2016 Q1-15 Q2-15 Net Cash from Operations Activities (A) $-,275 $52 $-,223 $-,143 $111 $-32 Capital Expenditures -29 -24 -53 -17 -26 -43 Manufacturing Free Cash Flow $-,304 $28 $-,276 $-,160 $85 $-75

Outstanding Debt Balances

(in millions)	April 30, 2016	October 31, 2015
Manufacturing operations		
Senior Secured Term Loan Credit Facility, as amended, due 2020, net of unamortized discount of $15 and $17, respectively	$ **1,022**	$ 1,023
8.25% Senior Notes, due 2022, net of unamortized discount of $17 and $18, respectively	**1,183**	1,182
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $12 and $14, respectively	**188**	186
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $28 and $32, respectively	**383**	379
Debt of majority-owned dealerships	**13**	28
Financing arrangements and capital lease obligations	**46**	49
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040	**225**	225
Financed lease obligations	**75**	111
Other	**16**	15
Total Manufacturing operations debt	**3,151**	3,198
Less: Current Portion	**83**	103
Net long-term Manufacturing operations debt	$ **3,068**	$ 3,095

(in millions)	April 30, 2016	October 31, 2015
Financial Services operations		
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2021	$ **933**	$ 870
Bank revolvers, at fixed and variable rates, due dates from 2016 through 2021	**947**	1,063
Commercial paper, at variable rates, program matures in 2017	**88**	86
Borrowings secured by operating and finance leases, at various rates, due serially through 2021	**106**	81
Total Financial Services operations debt	**2,074**	2,100
Less: Current portion	**1,168**	1,007
Net long-term Financial Services operations debt	$ **906**	$ 1,093

NYSE: NAV

NAVISTAR®

Q2 2016 Earnings – 6/7/2016

22

SEC Regulation G Non-GAAP Reconciliation SEC Regulation G Non-GAAP Reconciliation The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below. Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results. Adjusted EBITDA: We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance. Adjusted EBITDA margin: We define Adjusted EBITDA margin as a percentage of the Company's consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance. Manufacturing Cash, Cash Equivalents, and Marketable Securities: Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations. Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs. Free Cash Flow consists of Net cash from operating activities and Capital Expenditures.

SEC Regulation G Non-GAAP Reconciliations

Manufacturing segment cash and cash equivalents and marketable securities reconciliation:

(in millions)	April 30, 2016	January 31, 2016	April 30, 2015	April 30, 2014	April 30, 2013
Manufacturing Operations:					
Cash and cash equivalents	**$ 527**	$ 544	$ 536	$ 563	$ 465
Marketable securities	**205**	129	248	497	699
Manufacturing Cash and cash equivalents and Marketable securities	**$ 732**	**$ 673**	**$ 784**	**$ 1,060**	**$ 1,164**
Financial Services Operations:					
Cash and cash equivalents	**$ 62**	$ 35	$ 47	$ 31	$ 40
Marketable securities	**23**	23	25	37	34
Financial Services Cash and cash equivalents and Marketable securities	**$ 85**	**$ 58**	**$ 72**	**$ 68**	**$ 74**
Consolidated Balance Sheet:					
Cash and cash equivalents	**$ 589**	$ 579	$ 583	$ 594	$ 505
Marketable securities	**228**	152	273	534	733
Consolidated Cash and cash equivalents and Marketable securities	**$ 817**	**$ 731**	**$ 856**	**$ 1,128**	**$ 1,238**

	April 30, 2012	April 30, 2011	April 30, 2010	April 30, 2009
Manufacturing Operations:				
Cash and cash equivalents	$ 364	$ 361	$ 455	$ 594
Marketable securities	317	718	175	-
Manufacturing Cash and cash equivalents and Marketable securities	**$ 681**	**$ 1,079**	**$ 630**	**$ 594**
Financial Services Operations:				
Cash and cash equivalents	$ 36	$ 29	$ 53	$ 124
Marketable securities	20	20	-	-
Financial Services Cash and cash equivalents and Marketable securities	**$ 56**	**$ 49**	**$ 53**	**$ 124**
Consolidated Balance Sheet:				
Cash and cash equivalents	$ 400	$ 390	$ 508	$ 718
Marketable securities	337	738	175	-
Consolidated Cash and cash equivalents and Marketable securities	**$ 737**	**$ 1,128**	**$ 683**	**$ 718**

NYSE: NAV

NAVISTAR®

Q2 2016 Earnings – 6/7/2016

24

SEC Regulation G Non-GAAP Reconciliations

Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation

(in millions)	Quarters Ended April 30, 2016	Quarters Ended April 30, 2015	Six Months Ended April 30, 2016	Six Months Ended April 30, 2015
Income (loss) from continuing operations attributable to NIC, net of tax	$ **4**	$ (64)	$ **(29)**	$ (106)
Plus:				
Depreciation and amortization expense	**53**	74	**111**	153
Manufacturing interest expense [(A)]	**62**	57	**124**	114
Less:				
Income tax expense	**(16)**	(18)	**(11)**	(25)
EBITDA	$ **135**	$ 85	$ **217**	$ 186

(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:

(in millions)	Quarters Ended April 30, 2016	Quarters Ended April 30, 2015	Six Months Ended April 30, 2016	Six Months Ended April 30, 2015
Interest expense	$ 81	$ 75	$ 162	$ 152
Less: Financial services interest expense	19	18	38	38
Manufacturing interest expense	$ 62	$ 57	$ 124	$ 114

(in millions)	Quarters Ended April 30, 2016	Quarters Ended April 30, 2015	Six Months Ended April 30, 2016	Six Months Ended April 30, 2015
EBITDA (reconciled above)	$ 135	$ 85	$ 217	$ 186
Less significant items of:				
Adjustments to pre-existing warranties [(A)]	46	18	51	(39)
Cost reduction and other strategic initiative and assets [(B)]	3	2	6	5
Asset impairment charges [(C)]	3	1	5	8
Gain on settlement [(D)]	—	(10)	—	(10)
Brazil truck business actions [(E)]	—	6	—	6
One-time fee received [(F)]	—	—	(15)	—
Total adjustments	52	17	47	(30)
Adjusted EBITDA	$ 187	$ 102	$ 264	$ 156
Adjusted EBITDA Margin	8.5%	3.8%	6.7%	3.1%

* For more detail on the items noted, please see the footnotes on slide 26.

NYSE: NAV

NAVISTAR®

Q2 2016 Earnings – 6/7/2016

25

Significant Items Included Within Our Results  ______________________ Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. Cost reduction and other strategic initiatives relates to costs associated with the divestiture of non-core facilities and efforts to optimize our cost structure. In the first and second quarters of 2016, the Truck segment recorded $2 million and $3 million, respectively, of asset impairment charges relating to certain long lived assets. In the first quarter of 2015, the Truck segment recorded $7 million of asset impairment charges relating to certain operating leases. In the second quarter of 2015, the Global Operations segment recognized a $10 million net gain related to a settlement of a customer dispute. The $10 million net gain for the settlement included restructuring charges of $4 million. In the second quarter of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business. In the first quarter of 2016, we received a $15 million one-time fee from a third party which was recognized in Other income, net. In the first and second quarter of 2015, the Truck segment recognized charges of $13 million and $12 million, respectively, for the acceleration of depreciation of certain assets related to foundry and engine facilities. (in millions) Expense (income): 2016 2015 2016 2015 Adjustments to pre-existing warranties (A) 46 $ 18 $ 51 $ (39) $ Cost reduction and other strategic initiatives (B) 3 2 6 5 North America asset impairment charges (C) 3 1 5 8 Gain on Settlement (D) (10) (10) Brazil truck business actions (E) 6 6 One-time fee received (F) (15) Accelerated depreciation 12 2 25 Quarter Ended April 30, Six Months Ended April 30, (G)